AFTER RECORDING RETURN TO:	Exhibit 10.26

Mark A. Stayer, Esq.
Schwabe Williamson & Wyatt
1211 SW Fifth Avenue, Suite 1700
Oregon Portland, Oregon 97204

Document Title	:	AMENDED AND RESTATED TIMBERLAND DEED OF TRUST AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS AND FIXTURE FILING

Reference # of related documents	:
Grantor	:	POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

Grantee	:	JOHN HANCOCK LIFE INSURANCE COMPANY

Abbreviated Legal Description:

S3 T25 R2W; S4 T25 R2W; S5 T25 R2W; S16 T25 R2W; S20 T25 R2W; S29 T25 R2W; S1 T26 R1W; S2 T26 R1W; S11 T26 R1W; S22 T26 R1W; S23 T26 R1W; S27 T26 R1W; S1 T26 R2W; S2 T26 R2W; S3 T26 R2W; S28 T26 R2W; S29 T26 R2W; S30 T26 R2W; S32 T26 R2W; S33 T26 R2W; S34 T26 R2W; S5 T27 R1E; S6 T27 R1E; S7 T27 R1E; S8 T27 R1E; S17 T27 R1E; S18 T27 R1E; S19 T27 R1E; S1 T27 R1W; S2 T27 R1W; S3 T27 R1W; S4 T27 R1W; S5 T27 R1W; S6 T27 R1W; S7 T27 R1W; S10 T27 R1W; S11 T27 R1W; S12 T27 R1W; S13 T27 R1W; S14 T27 R1W; S15 T27 R1W; S18 T27 R1W; S20 T27 R1W; S22 T27 R1W; S25 T27 R1W; S26 T27 R1W; S29 T27 R1W; S31 T27 R1W; S32 T27 R1W; SEAHOME ADDITION; S3 T27 R2W; S4 T27 R2W; S9 T27 R2W; S10 T27 R2W; S14 T27 R2W; S28 T27 R2W; S15 T28 R1E; S19 T28 R1E; S22 T28 R1E; S27 T28 R1E; S28 T28 R1E; S29 T28 R1E; S30 T28 R1E; S31 T28 R1E; S32 T28 R1E; S2 T28 R1W; S6 T28 R1W; S7 T28 R1W; S8 T28 R1W; S9 T28 R1W; S10 T28 R1W; S11 T28 R1W; S12 T28 R1W;

S13 T28 R1W; S14 T28 R1W; S15 T28 R1W; S17 T28 R1W; S18 T28 R1W; S19 T28 R1W; S20 T28 R1W; S21 T28 R1W; S22 T28 R1W; S23 T28 R1W; S24 T28 R1W; S25 T28 R1W; S26 T28 R1W; S27 T28 R1W; S28 T28 R1W; S29 T28 R1W; S30 T28 R1W; S31 T28 R1W; S32 T28 R1W; S35 T28 R1W; S36 T28 R1W; S10 T28 R2W; S11 T28 R2W; S13 T28 R2W; S14 T28 R2W; S15 T28 R2W; S22 T28 R2W; S23 T28 R2W; S24 T28 R2W; S25 T28 R2W; S26 T28 R2W; S27 T28 R2W; S33 T28 R2W; S13 T29 R1W; S24 T29 R1W; S21 T29 R2W; S22 T29 R2W; S26 T29 R2W; S27 T29 R2W; S28 T29 R2W; S33 T29 R2W; S34 T29 R2W; and S35 T29 R2W.

Additional Legal Description set forth in Exhibit A attached to the Amended and Restated Timberland Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing

Assessor’s Tax Parcel I.D. #:

502 032 001; 502 041 000; 502 043 001; 502 051 000; 502 202 002; 801 301 001; 992 600 029; 502 161 000; 502 292 002; 601 012 001; 601 012 002; 601 021 001; 601 022 008; 601 024 001; 601 024 002; 601 024 003; 601 024 004; 601 112 004; 601 221 001; 601 221 002; 601 224 035; 601 232 002; 601 232 003; 601 272 001; 602 014 001; 602 023 003; 602 034 001; 602 283 001; 602 283 002; 602 283 004; 602 283 005; 602 291 011; 602 293 002; 602 302 006; 602 302 007; 602 321 002; 602 322 001; 602 322 002; 602 331 002; 602 332 001; 602 343 003; 701 011 001; 701 021 002; 701 031 001; 701 031 002; 701 051 005; 701 062 004; 721 072 001; 721 080 001; 721 080 002; 721 172 001; 721 173 001; 721 182 001; 721 191 001; 721 192 007; 701 074 002; 701 103 002; 701 111 001; 701 121 001; 701 131 001; 701 141 001; 701 151 002; 701 181 002; 702 142 002; 702 144 003; 702 281 002; 721 051 001; 721 054 002; 721 062 001; 701 201 003; 701 224 001; 701 231 001; 701 244 001; 701 251 001; 701 251 006; 701 251 007; 701 262 001; 701 291 001; 701 311 007; 701 321 003; 702 031 001; 702 041 001; 702 041 002; 702 091 002; 702 102 001; 821 192 001; 821 221 001; 821 222 001; 821 271 003; 821 272 002; 821 281 001; 821 281 002; 281 281 003; 821 291 001; 821 291 002; 821 302 001; 821 311 001; 821 312 001; 821 322 001; 821 324 001; 821 324 002; 802 262 001; 821 152 001; 821 152 008; 801 021 007; 801 062 002; 801 063 001; 801 071 001; 801 071 002; 801 081 001; 801 082 001; 801 101 001; 801 111 002; 801 122 002; 801 132 001; 801 141 001; 801 154 001; 801 172 002; 801 181 001; 801 193 004; 801 201 002; 801 214 002; 801 224 001; 801 231 001; 801 241 001; 801 251 001; 801 261 001; 801 273 001; 801 281 001; 801 292 002; 802 221 002; 802 222 002; 801 311 002; 801 323 001; 801 351 001; 801 361 001; 802 104 000; 802 112 002; 802 113 000; 802 132 004; 802 143 001; 802 233 001; 802 244 011; 802 223 001; 802 233 002; 802 234 001; 802 234 002; 802 253 008; 802 253 011; 802 254 001; 802 271 001; 802 333 001; 901 131 001; 901 244 001; 902 211 000; 902 222 002; 902 262 004; 902 271 000; 902 281 000; 902 331 000; 902 340 000; 902 351 001; 701 041 001

AMENDED AND RESTATED TIMBERLAND DEED OF TRUST
AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS
AND FIXTURE FILING
(STATE OF WASHINGTON)

WHEREAS, This Amended and Restated Timberland Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing amends and restates that certain Timberland Deed of Trust and Security Agreement with Assignment of Rents, by and between Grantor, as grantor, and John Hancock Mutual Life Insurance Company, now known as John Hancock Life Insurance Company, as beneficiary, dated and recorded April 29, 1992, in Volume 271, pages 237-332, records of Jefferson County, Washington, as amended May 13, 1992, by Amendment recorded August 26, 1992, in Volume 385, pages 204-206, records of Jefferson County, Washington, as amended May 25, 1993, by Second Amendment recorded June 14, 1993, in Volume 417, pages 297-299, records of Jefferson County, Washington, and as amended December 19, 1995, by Third Amendment recorded December 29, 1995, in Volume 542, pages 447 and 448, records of Jefferson County, Washington, and by Fourth Amendment recorded December 30, 1999, in Volume 666, pages 274 and 278, records of Jefferson County, Washington (such Deed of Trust, and amended previously and herein, and as may be amended hereafter, is herein referred to as the “Deed of Trust”), given to secure Grantor’s payment and performance obligations under that certain Promissory Note dated April 29, 1992, in the original amount of $16,000,000, as amended by instruments dated May 25, 1993, December 19, 1995, December 20, 1999, and instrument of even date herewith (such Promissory Note, as amended previously and as may be amended hereafter, is herein referred to as the “1992 Note”).

WHEREAS, under that certain Note Purchase Agreement (said Note Purchase Agreement together with any and all replacements, supplements, modifications, amendments, restatements, renewals or extensions thereof is hereinafter referred to as the “Note Purchase Agreement.”) dated of even date herewith, by and among Grantor, John Hancock Life Insurance Company, and the Holders, as defined in the Note Purchase Agreement, Grantor issued to the Holders, as defined in the Note Purchase Agreement, certain Class A Fixed Rate Senior Secured Notes (said notes, together with any and all replacements, supplements, modifications, amendments, restatements, renewals or extensions thereof are hereinafter individually and collectively referred to as the “2001 Notes”) all dated of even date herewith in the aggregate principal amount of $30,000,000;

WHEREAS, the 2001 Notes are secured by that certain Timberland Deed of Trust dated of even date herewith, by and between Grantor, as grantor, and John Hancock Life Insurance Company, as collateral agent and beneficiary, and recorded in the Jefferson County, Mason County, Kitsap County, and Clallam County records (said Deed of Trust, as may be amended hereafter is herein referred to as the “2001 Deed of Trust”).

WHEREAS, to secure the indebtedness evidenced by the 1992 Note and the indebtedness evidenced by the 2001 Notes, Grantor has duly authorized the execution and delivery of this Amended and Restated Timberland Deed of Trust and Security Agreement

with Assignment of Rents and Fixture Filing upon certain property in Jefferson, County, Washington, as hereinafter particularly described.

WHEREAS, unless otherwise defined herein all capitalized terms shall have the meanings ascribed to them in the Deed of Trust.

NOW, THEREFORE, the parties agree to amend and restate the Deed of Trust as follows: for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and for the purpose of securing the obligations described in Section 1.1 below, Grantor hereby irrevocably grants, conveys, warrants, assigns, transfers, pledges, hypothecates and grants in and confirms to Trustee, in trust, with power of sale, for the benefit and security of Beneficiary, subject to the terms and conditions hereinafter set forth, all of Grantor’s right, title and interest in and to the real property located in Jefferson, County, Washington more particularly described in Exhibit A attached hereto and incorporated herein by reference thereto (the “Property”); and all fences, gates, roads, rights of way or easements for roads, rights of ingress and egress, waters, water courses, water rights and powers, rights to underground waters, licenses, rights, interests, privileges, liberties, and all tenements, hereditaments and appurtenances whatsoever, upon or attached to or in any way belonging, relating or appertaining to the Property, or which hereafter shall be related to or in any way belong, or be appurtenant thereto, and all licenses, easements, rights, interests, privileges or liberties now or hereafter owned by Grantor belonging, relating or appertaining to the Property, or the timber or logs located thereon; and

TOGETHER WITH the Grantor’s interest in any timber supply, cutting or similar contract involving the sale of trees standing on the Property; any books and records to the extent such books and records relate to the use and operation of all or any portion of the Property; and all rights, titles and interests of Grantor in and to all present and future licenses, permits, approvals and agreements with or from any municipal corporation, county, state, or other governmental or quasi–governmental entity or agency relating to the development, improvement, division or use of all or any portion of the Property to the extent such licenses, permits, approvals, and agreements are assignable by law; and

TOGETHER WITH all rights of Grantor in and to any escrow or withhold agreements, title insurance, surety bonds, warranties, management contracts, leasing or sales agreements, and service contracts which are in any way relevant to the ownership, development, improvement, management, sale or use of all or any portion of the Property; and

TOGETHER WITH Grantor’s rights under any payment, performance, or other bond in connection with construction of any improvements, and all construction materials, supplies, and equipment delivered to the Property or intended to be used in connection with the construction of improvements on the Property; and

TOGETHER WITH all rights, interests, and claims that Grantor now has or may hereafter acquire with respect to any damage to or taking of all or any part of the Property and all awards made for taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property, and any and all awards resulting from any other damage to the Property, all of which are hereby assigned to the Beneficiary and the Beneficiary is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same to the Obligations secured hereby notwithstanding the fact that the same may not then be due and payable; and

TOGETHER WITH any and all rights, interest, and claims that Grantor now has or may hereafter acquire with respect to any and all mineral, oil and gas rights, air rights, development rights, water rights and water stock, drainage rights, zoning rights, and other similar rights or interests which benefit or are appurtenant to the Property and any proceeds arising therefrom; and

TOGETHER WITH all structures, buildings, and improvements of every kind and description now or at any time hereafter located on the Property (hereinafter referred to as the “Improvements”), including all equipment, apparatus, machinery, fixtures, fittings, and appliances and other articles and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, now or at any time hereafter affixed or attached to, and which are an integral part of said structures, buildings, improvements, or the Property or any portion thereof, and such Improvements shall be deemed to be fixtures and an accession to the freehold and a part of the Property as between the parties hereto and all persons claiming by, through, or under such parties except that same shall not include such machinery and equipment of any tenant of any portion of the Property or Improvements, which is part of and/or used in the conduct of the normal business of such tenant conducted upon the Property; and

TOGETHER WITH all data, files, and computer software and hardware relating to the accounting and management functions of the Property; and

TOGETHER WITH all timber, standing, cut or down, now or hereafter grown, growing or located on the Property, deemed for the purposes of this Deed of Trust to be real property.

All of the foregoing is hereinafter referred to as “Property” or as the “Trust Estate.”

The Note Purchase Agreement provides for additional covenants, agreements, obligations and conditions to be kept, observed, performed, carried out and executed by Grantor, which additional covenants, agreements, obligations and conditions deal with conditions which Grantor must observe in the conduct and maintenance of its business and of the Property and in its dealings with Beneficiary.  The Note Purchase Agreement is by reference hereby incorporated herein to the same extent and effect as though the Note Purchase Agreement was set forth herein in full.  In the event of any conflict between the provisions of the Note Purchase Agreement and the provisions of the Deed of Trust, the provisions of the Note Purchase Agreement shall control, provided that the parties agree that the Note Purchase Agreement and the Deed of Trust shall be interpreted and construed, to the fullest extent possible, so as not to be in conflict with each other, it being the intentions of the parties that all provisions of the Note Purchase Agreement and this Deed of Trust shall be enforceable to the fullest extent possible.  All capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Note Purchase Agreement.

TO PROTECT THE PROPERTY AND SECURITY GRANTED BY THIS DEED OF TRUST, THE GRANTOR HEREBY WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

ARTICLE 1
Particular Covenants and Warranties of Grantor

1.1           Obligations Secured.  This Deed of Trust secures the following, collectively referred to hereinafter as the “Obligations”:

(a)           The payment of all indebtedness and the performance of all covenants and obligations of Grantor under the 1992 Note, whether such payment and performance is now due or becomes due in the future; and

(b)           The payment and performance of all covenants and obligations in this Deed of Trust, and in all other security agreements, notes, agreements, and undertakings now existing or hereafter executed by Grantor with or for the benefit of Beneficiary relative to the loan evidenced by the 1992 Note, whether such payment and performance is now due or becomes due in the future; and

(c)           The payment of all indebtedness and the performance of all covenants and obligations of Grantor under the 2001 Notes, whether such payment and performance is now due or becomes due in the future; and

(d)           The payment and performance of all covenants and obligations contained in the 2001 Deed of Trust, and all other security agreements, notes, agreements, and undertakings now existing or hereafter executed by Grantor with or for the benefit of Beneficiary relative to the loan evidenced by the 2001 Notes, including, without limitation the Note Purchase Agreement and the Financing Documents, as defined in the Note Purchase Agreement, whether such payment and performance is now due or becomes due in the future.

1.2           Payment of Indebtedness, Performance of Covenants and Warranties.  Grantor shall duly and punctually pay and perform all of the covenants and Obligations of Grantor under the Obligations, including, without limitation the covenants and obligations of Grantor under the Note Purchase Agreement; Grantor represents and warrants that Grantor’s representations and warranties contained in the Note Purchase Agreement are and remain true and accurate in all material respects as of the date of this Deed of Trust.

1.3           Title To Property, Type, Acres, Volume of Timber.  Grantor warrants that Property is not used principally for agricultural or farming purposes. Grantor covenants that it will forever defend the Beneficiary’s rights hereunder and the priority of this Deed of Trust against the adverse claims of all persons.

1.4           Further Assurances; Filing; Re–Filing; etc.

(a)           Grantor shall execute, acknowledge and deliver, from time to time, such further instruments as Beneficiary may require to accomplish the purposes of this Deed of Trust.

(b)           Grantor, immediately upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Deed of Trust, any security agreement, or deed of trust supplemental hereto and each instrument of further assurance to be recorded and re–recorded in such manner and in such places as may be required by any present or future law in order to perfect, and continue perfected, the lien and estate of this Deed of Trust.

(c)           Grantor shall pay all filing and recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Deed of Trust, any security agreement, or deed of trust supplemental hereto and any instrument of further assurance, and all federal, state, county, and municipal taxes, assessments and charges arising out of or in connection with the execution, delivery, filing, and recording of this Deed of Trust, any security agreement, Deed of Trust or deed of trust supplement hereto, or any instruments of further assurance.

1.5           Compliance with Laws.  Grantor further represents, warrants and covenants that the Property will be maintained in all material respects in full compliance with all applicable laws, statutes, ordinances, regulations and codes of all federal, state and local governments (collectively “Laws”); and all covenants, conditions, easements and restrictions affecting the Property. Grantor may, without being deemed to be in violation of this section 1.5, contest in good faith the application of any laws, covenants, conditions, easements or restrictions affecting the Property; provided, that in the event such contest involves a lien on the Property, or any part thereof, that would, if valid, have priority over the lien of this Deed of Trust, Grantor shall provide to Beneficiary an appropriate monetary deposit or corporate surety bond fully protecting Beneficiary against such lien should Grantor’s contest be unsuccessful.

1.6           Environmental Protection Requirements, Warranties and Indemnities.

(a)             Except to the extent Grantor may do so, in accordance with applicable state, federal or local laws and regulations, in the ordinary course of its timber planting, growing, management and harvesting business, Grantor shall not use, or permit any tenant, occupant, or any other party or entity to use, the Property, or any part thereof, for the purpose of generating, treating, producing, storing, handling, transferring, processing, transporting, disposing, or otherwise releasing “hazardous substances,” as hereinafter defined, either on, in, from, or about the Property which:

(i)            creates or causes a contamination either on the Property or elsewhere which is required by any governmental authority to be removed, remediated, or otherwise cleaned–up under any applicable “Environmental Law,” as defined below,
(ii)           creates any form of liability, civil or criminal, direct or indirect, due to such contamination, or
(iii)          is in contravention of any Environmental Law.

(b)           The terms “Environmental Law” and “Environmental Laws” as used in this Deed of Trust include any and all current and future federal, state, and local environmental laws, statutes, rules, regulations, and ordinances relative to hazardous substances, as the same shall be amended and modified from time to time, including but not limited to “common law,” the Comprehensive Environmental Response, Compensation and Liability Act, (CERCLA) as amended from time to time, the Resource Conservation and Recovery Act, (RCRA) as amended from time to time, and the Toxic Substances Control Act, (TSCA) as amended from time to time.

(c)           The term “hazardous substances” as used in this Deed of Trust includes any and all “hazardous substances” as defined in CERCLA, any and all “hazardous wastes” as defined in RCRA, any and all “toxic substances” as defined in TSCA, petroleum products, asbestos or asbestos–containing materials, polychlorinated biphenyls (“PCB’s”), radon gas, urea formaldehyde form insulation (“UFFI”), and any and all other hazardous substances, hazardous wastes, pollutants, and contaminants regulated or controlled by any of the Environmental Laws.

(d)           Grantor shall, promptly after learning thereof, in the event of any material discharge, spill, injection, escape, emission, disposal, leak, or other release of hazardous substances on, in, under, onto, or from the Property, which is not authorized by a currently valid permit or other approval issued by the appropriate governmental agencies:

(i)            Promptly notify Beneficiary and if required by applicable laws or regulations, the Environmental Protection Agency National Response Center and the appropriate State Department of Environmental Resources,
(ii)           take all steps necessary to promptly clean up such discharge, spill, injection, escape, emission, disposal, leak, or another release in accordance with the provisions of all applicable Environmental Laws, and
(iii)          if legally required, receive certification from the appropriate State Department of Environmental Resources or Federal Environmental Protection Agency that the Property, and any other property affected, has been cleaned up to the satisfaction of those agencies.

(e)           Grantor shall and does hereby grant Beneficiary and Beneficiary’s agents, employees, contractors and designees an irrevocable license (coupled with an interest) to enter the Property, until such time as the Obligations are fully paid, upon at least 10 days prior written notice to Grantor, from time to time to:

(i)            evaluate and monitor the Property for compliance with all Environmental Laws and the terms of this Deed of Trust.
(ii)           to evaluate the presence of hazardous substances, and
(iii)          to perform appropriate tests and test borings, including taking soil and ground water samples.

(f)            That Grantor shall provide Beneficiary with all notices and other communications received from federal, state, and local agencies and departments which enforce and administer the Environmental Laws relating to violations thereof on the Property.  From time to time Grantor shall provide Beneficiary, upon request, any and all information requested by Beneficiary concerning the use of the Property and Grantor’s compliance with the Environmental Laws and the terms of this Deed of Trust, including but not limited to, all licenses, permits, and certificates, and the books and records pertaining to the Property.

(g)           Grantor shall require that all tenants, subtenants, undersubtenants, and other occupants of the Property to use and occupy the Property in strict compliance with the Environmental Laws and the terms of this Deed of Trust.

(h)           Grantor shall and does hereby release, indemnify, agree to pay on behalf of and defend and hold harmless Beneficiary, its officers, directors, agents, employees, successors, and assigns of, from, and against any impositions imposed by any governmental authority for any lien or so–called “super priority lien” upon the Property, as well as all losses, claims, costs, liabilities, penalties, punitive damages, causes of action, actions, demands, damages, fines (civil or criminal), penalties, expenses, clean–up costs, attorneys’ fees, and court costs (all of which are hereinafter referred to as “Environmental Damages”), regardless of when such Environmental Damages occurred, caused in whole or in part by any past, present, or future owner, occupier, tenant, subtenant, undersubtenant, licensee, guest, or any other person or entity, unless and to the extent such Environmental Damages arise as a result of the negligence or willful misconduct of Beneficiary, its employees, agents, contractors, or subcontractors, which may be incurred, suffered, or sustained by Beneficiary, its officers, directors, successors, or assigns, at any time, and from time to time, hereunder whether before, during, or after enforcement of its rights and remedies hereunder after the occurrence of an Event of Default and after payment of all sums secured hereby, by reason of or arising from, in whole or in part:

(i)            the presence or alleged presence of asbestos, asbestos–containing materials, PCB’s, radon gas, or UFFI on the Property;

(ii)           any violation or alleged violation of any Environmental Law; and
(iii)          any release or contamination caused by any hazardous substance on, in, under, onto, from, or about the Property; or
(iv)          any liability for personal injury, property damage, or damage to the environment due to (i), (ii), or (iii) above (all of the foregoing are hereinafter referred to collectively as the “Receivable Claims”).

Provided, always, that Grantor’s liability under this subsection (h) shall be limited to that derived from event(s) occurring prior to or during Grantor’s ownership of the Property or portion thereof on which the event(s) occurred giving rise to the liability covered by the foregoing indemnity. In the event the liability arises from a continuing event that occurred both during or prior to Grantor’s ownership, but also after Grantor’s ownership, Grantor’s liability under the indemnity set forth above shall remain, but shall be reduced to the extent that the liability occurs after Grantor’s ownership.

(i)            The terms of paragraph 1.6 (h) shall survive the payment in full of all sums secured hereby and the termination and satisfaction of record of this Deed of Trust and/or a deed in lieu of foreclosure.

(j)            Grantor agrees that in the event Beneficiary shall pay any Receivable Claims, all such sums shall be added to the amount secured hereby, shall be deemed to be obligatorily advanced under the terms of the Financing Documents, as defined in the Note Purchase Agreement, shall be secured hereby, and shall be payable on demand by Grantor.  The terms of this paragraph shall survive the payment in full of all other sums secured hereby and the termination and satisfaction of record of this Deed of Trust and/or a deed in lieu of foreclosure.

(k)           Grantor warrants and represents to Beneficiary that Grantor has investigated the prior ownership and use of the Property, in a manner consistent with good commercial practice, to determine that the Property is free of hazardous substances, except as otherwise disclosed to Beneficiary in writing.  Grantor, in performing its investigation, has considered, among other factors:

(i)            the relationship of the purchase price to the value of the Property if uncontaminated when acquired,
(ii)           commonly known or ascertainable information about the Property, and
(iii)          the obviousness of the presence, or likely presence, of contamination.

(l)            Grantor warrants and represents to Beneficiary, except to the extent disclosed to Beneficiary in writing, that to the best of the Grantor’s knowledge:

(i)            none of the Property owned and/or occupied by Grantor has ever been used to treat, store, produce, handle, transfer, process, transport, dispose or otherwise release hazardous substances and/or any other substances regulated or controlled by the Environmental Laws or which would result in any liability therefor;
(ii)           there is no pollution or danger of pollution resulting from a condition which exists on the Property which requires any corrective action under the Environmental Laws or which would result in any liability therefor;
(iii)          no notification has been filed with regard to a release of hazardous substances on, into, onto, or from the Property under the Environmental Laws;
(iv)          neither Grantor nor any prior owner or occupier of the Property has received a summons, citation, Notice of Violation, Administrative Order, directive, letter, or other communication, written or oral, from any governmental or quasi–governmental authority concerning any violation or alleged violation of any Environmental Laws with respect to the Property;
(v)           there are no underground storage tanks, visible asbestos, asbestos–containing materials, PCB’s, or UFFI located on, in, under, or about the Property;
(vi)          there have been no releases at, upon, under, or within, and no past or ongoing migration from neighboring lands to, the Property of any hazardous substances;
(vii)         there is no radon gas infiltrating any buildings on the Property in excess of current state and federal guidelines; and
(viii)        all warranties and representations given by Grantor in this Deed of Trust are true, complete, and correct as of the date hereof.

(m)          Grantor agrees that any materials or other items found in, on, under, or around the Property which were placed on the Property before or during Grantor’s ownership, of which Grantor is aware, and which qualify as hazardous substances, or any otherwise deemed unacceptable by the Beneficiary, in its sole discretion, shall be immediately removed from the Property, at Grantor’s sole cost and expense, in compliance with all applicable Environmental Law; provided, however, that Grantor need not remove any substances pursuant to this subsection (m) that Grantor requires in the ordinary course of its timber planting, growing, management, and harvesting business and if such usage is in compliance with applicable state, federal, or local laws and regulations.

(n)           Beneficiary shall be under no obligation or duty to inspect for or discover any hazardous substances on the Property.

(o)           Grantor shall, in addition to those notifications required elsewhere in this Deed of Trust, notify Beneficiary of:

(i)            the presence in any material amount known to Grantor of any visible asbestos or asbestos–containing materials, PCB’s (except as shown on the Environmental Certificate), radon gas beyond acceptable limits, or urea formaldehyde foam insulation at, in, on, under, onto, or from the Property, and
(ii)           the receipt by Grantor of any written notice or other written communication from any governmental entity or authority or from any tenant or other occupant or from any other person or source with respect to any alleged or actual release, contamination or other event involving a hazardous substance on, in, under, onto, or from the Property, and
(iii)          shall promptly send Beneficiary copies of all results of tests conducted by or on behalf of Grantor of any underground storage tanks on the Property.

1.7           Waste or Deterioration.  Grantor shall not commit, permit, or suffer any waste or deterioration of the Property. Grantor shall give Beneficiary no less than 20 days prior notice before commencing any construction, alteration, or improvement on the Property, excepting that any such activity, such as road construction, normal to the cutting and removal of timber from the Property shall not require such prior notice.

1.8           Liens.  Except to the extent, if any, permitted by the Note Purchase Agreement, Grantor shall not create or suffer or permit to be created any mortgage, deed of trust, lien, security interest, charge, or encumbrance upon the Property or any part thereof, prior to, on a parity with, or subordinate to, the lien of this Deed of Trust.

1.9           Impositions.

(a)           Grantor shall pay or cause to be paid, when due and before any fine, penalty, interest, or cost attaches thereto, all taxes, assessments, utility charges, and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against any part of the Property (including, without limitation, levies or charges resulting from covenants, conditions and restrictions affecting the Property) or upon the lien or estate of the Beneficiary therein (collectively, the “Impositions”); provided, however, that if by law any such imposition may be paid in installments, whether or not interest shall accrue on the unpaid balance thereof, the Grantor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same become due, before any fine, penalty, or cost attaches thereto.  Grantor shall also pay when due all claims for labor, materials, or supplies that, if unpaid, might become a lien on the Property or any portion thereof.  Notwithstanding the terms of this Section 1.9(a) to the contrary Grantor shall have the right to contest any such amounts and defer the payment thereof as and to the extent provided in the Note Purchase Agreement.

(b)           Should an Event of Default occur and be continuing Beneficiary, at its option, may engage Ticor Tax Service (or other realty tax payment monitoring service Beneficiary shall select) to monitor, for the balance of the term of the Notes, the payments made by Grantor on the real estate taxes due on the Property.  Grantor shall reimburse Beneficiary on demand, the charges for such service.  If not so paid, such charges shall be deemed an advancement by the Beneficiary as provided for in section 1.9(d) and shall bear interest accordingly.

(c)           Grantor may, at its expense and after prior notice to Beneficiary, contest by appropriate legal, administrative, or other proceedings conducted in good faith and with due diligence, the amount, validity, or application, in whole or in part, of any Imposition or lien therefor or any claim of any laborer, materialmen, supplier or vendor or lien therefor, and may withhold payment of the same pending completion of such proceedings if permitted by law, provided that:  (i) such proceedings shall suspend collection from the Property; (ii) neither the Property nor any part thereof nor interest therein will be sold, forfeited, or lost if Grantor pays the amount or satisfies the condition being contested, and Grantor would have the opportunity to do so in the event of Grantor’s failure to prevail in the contest; (iii) Beneficiary shall, by virtue of such permitted contest, not be exposed to any risk of any criminal liability or any civil liability for which Grantor has not furnished additional security as provided in clause (iv) following; and (iv) Grantor shall have furnished to Beneficiary additional security in respect of the claim being contested or the loss or damage which may result from Grantor’s failure to prevail in such contest in such form and amount as may be reasonably requested by Beneficiary.

(d)           Upon Grantor’s failure to comply with the covenants and agreements contained in this Deed of Trust, including without limitation payment of taxes, charges, assessments, insurance premiums, maintenance and repair of the Property and costs incurred for the protection of the Property and Beneficiary’s priority, Beneficiary, without prejudice to any rights given herein and after ten (10) days’ notice to Grantor, may make advances to perform or cure same in behalf of Grantor; and Grantor hereby agrees to repay all sums so advanced, on written demand, with interest from the date advanced at the Default Rate, as defined in the Note Purchase Agreement.  All sums so advanced, with interest as aforesaid, until paid by Grantor, shall be immediately due and payable and be added to and become a part of any indebtedness or obligation secured hereby in such manner or order as Beneficiary may desire or determine, having the benefit of the lien hereby created as a part thereof and of its priority; but no such advances shall be deemed to relieve Grantor from any default hereunder or impair any right or remedy consequent thereto.  The exercise of the rights to make advances granted in this paragraph shall be optional with Beneficiary and not obligatory; and Beneficiary shall not, in any case, be liable to Grantor for failure to exercise any such right.

1.10         Partnership Status, Continuous Operations, etc. Grantor covenants that:

(a)           It is a validly existing limited partnership under the laws of the State of Delaware, duly qualified to do business in the State of Washington and any other place where such qualification is necessary.

(b)           It has the necessary power and authority to enter into the Note Purchase Agreement.

(c)           The making and performance by Grantor of this Deed of Trust, the Financing Documents, and all other Obligations have been duly authorized by partnership action and will not violate any provision of law or of its partnership agreement, result in the breach of or constitute a default under any indenture or other agreement or instrument to which Grantor is a party or by which Grantor or the Property may be bound or affected.

1.11         Limitations of Use.  Grantor shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions limiting or defining the uses that may be made of the Property, or any part thereof, without the prior written consent of Beneficiary, other than granting road easements incident to normal forest management and logging operations.  Provided, that the preceding sentence to the contrary notwithstanding, Grantor may, without violating the terms of this Deed of Trust accomplish any or all of the actions proscribed by the preceding sentence if the taking of such action or actions (whether taken at one or more than one time) does not have the result of eliminating the Grantor’s ability, based on the reasonable projections using the market conditions then prevailing, to fully service the debt secured hereby, according to its terms, from the harvesting of timber from the Property.

1.12         Local Improvement District.  Grantor will not, without the prior written consent of Beneficiary, create or initiate, vote for, or in any other manner foster, join in or consent to the creation of, or the inclusion of the Property or any part thereof within the boundaries of any irrigation, levee, drainage or other improvement district (except school or road), under which any such district has or will have the power to issue bonds or other evidence of indebtedness and/or the power to make assessments against the Property or any part thereof.

1.13         Insurance.

No casualty insurance coverage on the Property or any part thereof shall be required to be provided by Grantor.

1.14         Mineral Extraction.

That neither Grantor nor any successor in interest to Grantor in the Property shall drill or extract or enter into any lease for the drilling or extraction of oil, gas, or other hydrocarbon substances on the Property without the prior written consent of Beneficiary.  Drilling for extraction of other minerals of any kind or character from the Property or from any part thereof will not require such prior written or other consent from the Beneficiary; provided, however, that this Section 1.14 shall not prohibit the exercise of rights, existing as of the date hereof and disclosed on the title reports provided to Beneficiary, of parties other than Grantor, to develop, bore, or mine for any water, gas, oil, or mineral on or under the surface of the Property; and provided further, that in the exercise of any rights permitted to it hereunder with or without Beneficiary’s prior written consent, Grantor, or its contractors and assigns, shall use all commercially reasonable efforts to preserve or realize the value of any timber that shall be impacted by such activities.

ARTICLE 2
Condemnation

2.1           Condemnation.

(a)           Should the Property or any part thereof or interest therein be taken or damaged by reason of any public improvement, eminent domain, or condemnation proceeding, or in any other manner (a “Condemnation”), or should Grantor receive any notice or other information regarding such a proceeding, Grantor shall give immediate written notice thereof to Beneficiary, except if the reasonably projected value of the interest involved in the Condemnation shall not exceed $25,000.

(b)           Beneficiary shall be entitled to 100% of all compensation, awards and other payments that exceed $25,000 in the aggregate for a single condemnation proceeding (“Condemnation Proceeds”) or relief therefor, and shall be entitled, at its option, to commence, appear in and prosecute any Condemnation proceeding in its own or Grantor’s name and make any compromise or settlement in connection with such Condemnation; provided that the aforesaid right to prosecute in the Grantor’s name and to enter into any compromise or settlement in connection therewith shall be available to Beneficiary only during such time as the Grantor is in default under this Deed of Trust.

(c)           Beneficiary shall apply the condemnation proceeds to the reduction of the Obligations in such order as Beneficiary may determine.

ARTICLE 3
Assignments of Rents, Issues and Profits

3.1           Grantor hereby assigns and transfers to Beneficiary the rents, revenues, issues, profits, income, and benefits derived from the Property (collectively, the “Rents”), and hereby gives to and confers upon Beneficiary the right, power, and authority to collect the same.  Grantor irrevocably appoints Beneficiary its true and lawful attorney–in–fact, with power of substitution, at the option of Beneficiary at any time and from time to time following the occurrence and during the continuance of an Event of Default, to demand, receive and enforce payment of, to give receipts, releases and satisfactions for, and, in the name of Grantor or otherwise, to sue for the Rents and apply the same to the Obligations; provided, however, that

Grantor shall have the right to collect the Rents except during the occurrence and continuance of an Event of Default and after receipt of notice from Beneficiary to cease such collection.  The foregoing is intended to constitute an absolute assignment by Grantor for the benefit of Beneficiary, subject only to the terms of this Deed of Trust.

ARTICLE 4
Security Agreement

4.1           Security Agreement.  To secure the Obligations, Grantor hereby grants to Beneficiary a security interest in all personal property included in the Trust Estate, and the products and proceeds thereof, whether now existing or hereafter acquired, including but not limited to any and all timber that is severed from the Property covered by this Deed of Trust; provided, that unless an Event of Default shall have occurred and be continuing any lien in favor of Beneficiary on severed timber shall automatically expire at such time as the timber in question is removed from the Property or, should the timber in question have been removed from the Property during the continuance of an Event of Default and such Event of Default is later cured, any lien in favor of Beneficiary on such removed timber shall automatically expire at the time of such cure.  This Trust Deed shall constitute a security agreement under Article 9 of the Uniform Commercial Code of the State of Washington.  The mailing address of Grantor and the address of Beneficiary from which information may be obtained are set forth in the introductory paragraph of this Deed of Trust.

4.2           Fixtures.  It is understood and agreed that, in order to protect Beneficiary from the effect of RCW 62A.9-313, as amended from time-to-time, in the event that (i) Grantor intends to purchase any goods which may become fixtures attached to the Property, or any part thereof, and (ii) such goods will be subject to a purchase money security interest held by a seller or any other party:

(A)          Grantor shall, before executing any security agreement or other document evidencing such security interest, obtain the prior written approval of Beneficiary, and all requests for such written approval shall be in writing and contain the following information:

(1)                                  a description of the fixtures to be replaced, added to, installed or substituted,

(2)                                  the address at which the fixtures will be replaced, added to, installed or substituted and

(3)                                  the name and address of the proposed holder and proposed amount of the security interest,

and any failure of Grantor to obtain such approval shall be a material breach of Grantor’s covenant under this Deed of Trust, and shall, at the option of Beneficiary, entitle Beneficiary to all rights and remedies provided for herein upon default provided, that Beneficiary shall be deemed to have approved such agreement if it fails to object to such agreement within thirty (30) days of its actual receipt of Grantor’s written request for such approval.  No consent by Beneficiary pursuant to this subsection shall be deemed to constitute an agreement to subordinate the right of Beneficiary in fixtures or other property covered by this Deed of Trust.

(B)           If at any time Grantor fails to make any payment on an obligation secured by a purchase money security interest in any fixtures, Beneficiary, at its option, may at any time pay the amount secured by such security interest and the amount so paid shall be (1) secured by this Deed of Trust and shall be a lien on the Property having the same priorities as the liens and security interests created by this Deed of Trust, and (2) payable on demand with interest at the rate specified in the Note from the time of such payment.  If Grantor shall fail to make such payment to Beneficiary within ten (10) days after demand, the entire principal sum secured hereby with all unpaid interest accrued thereon shall, at the option of Beneficiary, become due and payable immediately.

(C)           Beneficiary shall have the right to acquire by assignment from the holder of such security interest any and all contract rights, accounts receivable, negotiable or nonnegotiable instruments, or other evidence of Grantor’s indebtedness for such Personal Property or fixtures, and, upon acquiring such interest by assignment, shall have the right to enforce the security interest as assignee thereof, in accordance with the terms and provisions of the Washington Uniform Commercial Code then in effect, and in accordance with any other provisions of law.

(D)          Whether or not Beneficiary has paid the indebtedness secured by or taken an assignment of such security interest, Grantor convenants to pay all sums and perform all obligations secured thereby, and if Grantor at any time shall be in default for a period of ten (10) days or after the expiration of all applicable cure periods, whichever is longer, under such security agreement, it shall be a material breach of Grantor’s covenants under this Deed of Trust, and Beneficiary may, at its option, declare the principal sum secured hereby immediately due and payable, time being of the essence.

4.3           Fixture Filing.  To the extent that any of the Property constitutes a fixture, this Deed of Trust shall serve as a fixture filing pursuant to the Washington Uniform Commercial Code.

ARTICLE 5
Events of Default; Remedies

5.1           Events of Default.  Each “Event of Default” under the Note Purchase Agreement shall constitute an “Event of Default” under this Deed of Trust.

5.2           Remedies in Case of Default.  If an Event of Default shall occur, Beneficiary may exercise any one or more of the following rights and remedies, in addition to any other remedies which may be available by law, in equity, or otherwise:

(a)           Acceleration.

(i)            Automatic.  Upon the occurrence of an Event of Default specified in subsections 6.1(h) or (i) of the Note Purchase Agreement, the principal of and the interest of the 1992 Note and the 2001 Notes at the time outstanding, and all other amounts owed to Beneficiary under this Deed of Trust, the 2001 Deed of Trust, the Note Purchase Agreement or any of the other Financing Documents, as defined in the Note Purchase Agreement, shall thereupon immediately become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Deed of Trust, the Note Purchase Agreement or any of the Financing Documents, as defined in the Note Purchase Agreement, to the contrary notwithstanding.
(ii)           Optional.  If any other Event of Default shall have occurred and be continuing, in every such event, Beneficiary may, at its option, declare the principal of and interest on the 1992 Note and the 2001 Notes at this time outstanding, and all other amounts owed to Beneficiary under this Deed of Trust, the 2001 Deed of Trust, the Note Purchase Agreement or any of the Financing Documents, as defined in the Note Purchase Agreement, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Deed of Trust, the Note Purchase Agreement or the Financing Documents, as defined in the Note Purchase Agreement, to the contrary notwithstanding.

(b)           Remedies Under Note Purchase Agreement.  Beneficiary may elect to exercise one or more of the remedies which are set forth in Section 6.3 and 6.4 of the Note Purchase Agreement.

(c)           Receiver.  Beneficiary may have a receiver appointed for all or any part of the Property. Beneficiary shall be entitled to the appointment of a receiver as a matter of right whether or not the apparent value of the Property exceeds the amount of the indebtedness secured by this Deed of Trust.  Grantor consents to the appointment of a receiver at Beneficiary’s option and waives any and all defenses thereto.

(d)           Possession.  Beneficiary may, either through a receiver or as lender–in–possession, enter and take possession of all or any part of the Property and use, operate, manage and control it as the Beneficiary shall deem appropriate in its sole discretion.  Upon request after an Event of Default, Grantor shall peacefully relinquish possession and control of Property to Beneficiary or any receiver appointed under this Deed of Trust.

(e)           Rents and Profits.  Beneficiary may revoke Grantor’s right to collect the Rents and any profits from the harvest and sale of timber, in a commercially reasonable manner and in accordance with best management practices, and may either itself or through a receiver, collect the same.  Beneficiary may harvest and sell timber from the Property and collect any profits or rents therefrom.  Beneficiary shall not be deemed to be in possession of the Property solely by reason of exercise of the rights contained in this subsection (d).  If

Rents are collected by Beneficiary under this subsection (d), Grantor hereby irrevocably appoints Beneficiary as Grantor’s attorney–in–fact, with power of substitution, to endorse instruments received in payment thereof in the name of Grantor and to negotiate such instruments and collect the proceeds thereof.  After payment of all obligations, any remaining amounts shall be paid to Grantor and this power shall terminate.

(f)            Power of Sale.  Beneficiary may direct the Trustee, and the Trustee shall be empowered, to exercise the power of sale granted herein in the manner provided by Washington law.

(g)           Foreclosure.  Beneficiary may judicially foreclose this Deed of Trust and obtain a judgment foreclosing Grantor’s interest in all or any part of the Property and giving Beneficiary the right to collect any deficiency remaining due after disposition of the Property.

(h)           Fixtures and Personal Property.  With respect to any fixtures or personal property subject to a security interest in favor of Beneficiary, Beneficiary may exercise any and all of the rights and remedies of a secured party under the Washington Uniform Commercial Code.  To the extent any notice is required under applicable law and is not waived by Grantor, Grantor agrees that as it relates to this paragraph only if such notice is marked, postage prepaid, to the Grantor at the above address at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(i)            Abandon Security.  Beneficiary may abandon any security afforded by this Deed of Trust or any other collateral by notifying Grantor of Beneficiary’s election to do so.

5.3           Sale.  In any sale pursuant to any judgment, the Property, to the extent permitted by law, may be sold as an entirety or in one or more parcels and in such order as Beneficiary may elect, without regard to the right of Grantor, any person claiming under Grantor, or any guarantor or surety to the marshalling of assets.  The purchaser at any such sale shall take title to the Property or the part thereof so sold free and clear of the estate of Grantor (other than statutory redemption rights, if any), the purchaser being hereby discharged from all liability to see to the application of the purchase money.  Any person, including Beneficiary, may purchase at any such sale.

5.4           Cumulative Remedies – No Duty to Marshall Assets.  All remedies under this Deed of Trust are cumulative and not exclusive.  Any election to pursue one remedy shall not preclude any other remedy.  No delay or omission in exercising any right or remedy, or any agreement to an extension of time, shall impair that or any other right or remedy or constitute a waiver of any default.  No release of any part of the Property or any person liable hereunder shall impair any other right or remedy or constitute a waiver of any default.

5.5           Receiver or Beneficiary–in–Possession.  Upon taking possession of all or any part of the Property, Beneficiary or a receiver may:

(a)           Management.  Use, operate, manage, control, and conduct business with the Property and make expenditures for such purposes and for maintenance and improvements as are reasonably necessary.

(b)           Rents and Revenues.  Collect all rents, revenues, income, issues, and profits from the Property, and may harvest and sell timber therefrom in a commercially reasonable manner and in accordance with best management practices, and apply such sums to the reasonable expenses of use, operation, management, maintenance, and improvements.

(c)           Construction.  At its option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors, and make any changes in plans and specifications as it deems appropriate.

(d)           Additional Indebtedness.  If the revenues produced by the Property are insufficient to pay expenses, Beneficiary or the receiver may borrow or advance such sums upon such terms as it deems reasonably necessary for the purposes stated in this section.  All advances shall bear interest, unless otherwise provided, at the Default Rate, as defined in the Note Purchase Agreement, and repayment of such sums shall be secured by this Deed of Trust.

5.6           Application of Proceeds.  All proceeds realized from the exercise of the rights and remedies under this Article V shall be applied as follows:

(a)           Costs and Expenses.  To pay all costs of exercising such rights and remedies, including the costs of maintaining and preserving the Property, the costs and expenses of any receiver or lender–in–possession, the costs of any sale, and the costs and expenses provided for in Section 6.8 below.

(b)           Indebtedness.  To pay all the Obligations, in such order as Beneficiary shall deem appropriate in its sole discretion.

(c)           Surplus.  The surplus, if any, remaining after satisfaction of all the Obligations shall be paid to the clerk of the court.

5.7           Deficiency.  No sale or other disposition of all or any part of the Property pursuant to this Article V shall be deemed to relieve Grantor of any of the Obligations, except to the extent the proceeds thereof are applied to the payment of such Obligations.  If the proceeds of sale, collection or other realization of or upon the Property are insufficient to cover the costs and expenses of such realization and the payment in full of the obligations, Grantor shall remain liable for any deficiency.

5.8           Waiver of Stay, Extension, Moratorium and Valuation Laws.  To the fullest extent permitted by law, Grantor hereby waives the benefit of any existing or future stay, extension or moratorium law which may affect observance or performance of the provisions of this Deed of Trust and any existing or future law providing for the valuation or appraisal of the Property prior to any sale.

ARTICLE 6
Appointment, Rights and Obligations of Beneficiary as Agent

6.1           Appointment.  The Holders, as defined in the Note Purchase Agreement, by their acceptance of the benefits of this Deed of Trust, hereby irrevocably designate Beneficiary as agent to act as specified herein.  Each Holder hereby irrevocably authorizes, and each subsequent holder of any of the Notes by the acceptance of such Note shall be deemed irrevocably to authorize Beneficiary to take such action on its behalf under the provisions of this Deed of Trust and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of Beneficiary by the terms hereof and such other powers as are reasonably incidental thereto.  Beneficiary may perform any of its duties hereunder by or through its agents or employees.

6.2           Nature of Duties.  Beneficiary shall have no duties or responsibilities except those expressly set forth herein.  Neither Beneficiary nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as agent hereunder or in connection herewith unless caused by its or their gross negligence or willful misconduct.  The duties of the Beneficiary shall be mechanical and administrative in nature; Beneficiary shall not have by reason of this Deed of Trust a fiduciary relationship in respect of any Holder, and nothing in this Deed of Trust, expressed or implied, is intended to or shall be so construed as to impose upon Beneficiary any obligations in respect of this Deed of Trust except as expressly set forth herein.

6.3           Lack of Reliance.  Independently and without reliance upon the Beneficiary, each Holder, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Grantor in connection with the indebtedness evidenced by the Notes and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of Grantor, and Beneficiary shall have no duty or responsibility, either initially or on a continuing basis, to provide any Holder with any credit or other information with respect thereto, whether coming into its possession before the purchase of any Notes, or at any time or times thereafter.  Beneficiary shall not be responsible to any Holder for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Deed of Trust or the financial condition of the Grantor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Deed of Trust, or the financial condition of the Grantor or the existence or possible existence of any Event of Default.

6.4           Certain Rights of Beneficiary.  For purposes of this Deed of Trust, the Holders holding at least 66.67% of the aggregate principal amount of the Notes at any one time outstanding shall be referred to collectively as the “Required Holders.”  If Beneficiary shall request instructions from the Required Holders with respect to any act or action (including failure to act) in connection with this Deed of Trust, the Note Purchase Agreement or any other Financing Documents, Beneficiary shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Holders, and to the extent requested, appropriate indemnification in respect of actions to be taken; and Beneficiary shall not incur liability to any Person (as defined in the Note Purchase Agreement) by reason of so refraining.  Without limiting the foregoing, no Holder shall have any right of action whatsoever against the Beneficiary as a result of Beneficiary acting or refraining from acting hereunder in accordance with the instructions of the Required Holders.

6.5           Reliance.  Beneficiary shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity on behalf of any Holders, and, with respect to all legal matters pertaining to this Deed of Trust and its duties hereunder, upon advice of counsel selected by it.  Grantor shall be entitled to rely, and shall be fully protected in relying, on the fact that Beneficiary is acting as agent on behalf of the Holders and has received any consent or direction required from the Holders until such time as Grantor shall have received a written notice from Beneficiary stating the Beneficiary is no longer acting in its capacity as agent for the Holders.

ARTICLE 7
General Provisions

7.1           Time is of the Essence.  Time is of the essence with respect to all covenants and obligations of Grantor under this Deed of Trust.

7.2           Reasonability and Materiality.  Whenever this Deed of Trust shall require or permit Grantor or Beneficiary to exercise judgment or discretion or otherwise make any subjective determination, including the giving of consent or approvals hereunder, both Grantor and Beneficiary shall do so reasonably and in good faith.  All provisions requiring Grantor to pay costs, expenses or fees shall be construed as requiring the payment of only such costs, expenses and fees as shall be reasonable.  Grantor’s representations, warranties and covenants in this Deed of Trust shall be deemed to include and shall be subject to a materiality standard, in that an immaterial inaccuracy, breach or default may not be used by Beneficiary as a basis to declare the existence of an Event of Default, accelerate the indebtedness secured hereby and/or otherwise exercise remedies available to Beneficiary in the event of a default hereunder.  “Material” items shall include, but shall not be limited to, a default in monetary payment, not properly maintaining the Property, violating the prohibition against placing additional liens on the Property (or any part thereof), a default in the environmentally related provisions of the Note Purchase Agreement, or material misrepresentation of fact.

7.3           Notices.

7.3.1        Method; Address.  All notices and communications required or permitted to be given under this Agreement shall be in writing and shall either be mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or delivered in person to the intended addressee, or sent by telecopier, prepaid telegram or telex, or sent by reliable express mail (such as Federal Express or U.S. Express Mail), and shall be addressed,

(a)           if to Beneficiary, at the address shown in Annex I to this Deed of Trust, marked for attention as there indicated, or at such other address as Beneficiary shall have furnished to Grantor in writing, or

(b)           if to Grantor, at the following address:

Pope Resources
19245 Tenth Avenue Northeast
Poulsbo, WA 98370
Attention:  Mr. Thomas M. Ringo

With copies to:

Mr. Greg Adams
Davis Wright Tremaine LLP
2600 Century Square
1501 Fourth Avenue
Seattle, WA 98101-1688

or at such other address as Borrower shall have furnished in writing to the Administrative Agent.

7.3.2        When Given.  Any notice so mailed shall be deemed to be given and become effective three (3) days after deposit in the U.S. Mail.  Any notice given in any other manner shall be deemed to be given and become effective only if and when actually received (or rejected) by the addressee.

7.4           Deed of Trust Binding on Successors and Assigns.  This Deed of Trust shall be binding upon and inure to the benefit of the successors and assigns of Grantor, Trustee and Beneficiary.

7.5           Usury Laws.  Notwithstanding any provision herein or in the Notes, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Washington.

7.6           Administrative Fees of Beneficiary.  Grantor promises to pay and reimburse Beneficiary for administrative fees, costs, and expenses, including attorneys’ fees, incurred in reviewing and processing post–closing requests of Grantor.  With respect to requests which involve purely administrative functions and which do not affect any obligations under any of the Financing Documents, as defined in the Note Purchase Agreement, and/or any other instrument, agreement or undertaking now existing or hereafter executed by Grantor relative to the loans evidenced by the Notes or the Property, such fees, costs, and expenses shall be limited to Beneficiary’s normal and customary fees, costs, and expenses; all other requests shall not be limited.

7.7           Reconveyance by Trustee.  At any time upon the request of Beneficiary, payment of Trustee’s fees, if any, and presentation of this Deed of Trust, without affecting liability of any persons for the payment of the Obligations, Trustee may reconvey, without warranty, all or any part of the Property.  Beneficiary shall have no obligation to reconvey the Property or any portion thereof or request a reconveyance thereof unless and until all outstanding obligations under the Obligations, including, without limitation the 1992 Note and the 2001 Notes have been fully paid and satisfied.  The grantee in any reconveyance may be described as the “person or persons legally entitled thereto,” and the recitals therein of any facts shall be conclusive proof of the truthfulness thereof.

7.8           Substitute Trustee.  In the event of dissolution or resignation of the Trustee, or for any other reason, Beneficiary may substitute one or more trustees to execute the trust hereby created, and the new trustee(s) shall succeed to all the powers and duties of the prior trustee(s).

7.9           No Partnership or Joint Venture.  Grantor acknowledges and agrees that in no event shall Beneficiary be deemed to be a partner or joint venturer with Grantor.  Without limitation of the foregoing, Beneficiary shall not be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Deed of Trust or pursuant to any other instrument or document securing any portion of the indebtedness secured hereby or on account of receiving any release fee for partial releases of this Deed of Trust, or otherwise.

7.10         No Personal Liability of General Partners.  In any action brought to enforce the obligation of the maker of the Notes secured hereby to pay the indebtedness evidenced by such Notes or to enforce the obligation of Grantor to pay any indebtedness or obligation created or arising under this Deed of Trust, any judgment or decree shall be enforceable against the General Partners of Grantor only to the extent of their interests in the Property, and any such judgment or decree shall not be subject to execution on, nor be a lien on, assets of such General Partners of Grantor other than their interests in the Property.  The foregoing shall in no way otherwise affect the personal liability of Grantor.

7.11         Successors in Interest.  This Trust Deed applies to, inures to the benefit of, and is binding not only on the parties hereto, but on their heirs, executors, administrators, successors, and assigns.  The term “Beneficiary” shall mean the holder and owner, including pledgees, of the Notes, whether or not named as Beneficiary herein and any owner or holder of the beneficiary interest under this Trust Deed.

7.12         Right to Release.  Without affecting the liability of any other person for the payment of any indebtedness herein mentioned (including Grantor should it convey the Property) and without affecting the lien or priority hereof upon any property not released, Beneficiary may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Property, take or release any other security or make compositions or other arrangements with debtors.  Beneficiary may also accept additional security, either concurrently herewith or hereafter, and sell same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

7.13         Marshalling of Assets.  To the extent allowed by applicable law, Grantor on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by the Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to the sale of any portion of the Property which might have been retained by Grantor before foreclosing upon and selling any other portion as may be conveyed by Grantor subject to this Deed of Trust.

7.14         Expenses and Attorney Fees.  If Beneficiary refers any of the Obligations to an attorney for collection or seeks legal advice following a default; if Beneficiary is the prevailing party in any litigation instituted in connection with any of the Obligations; or if Beneficiary or any other person initiates any judicial or nonjudicial action, suit or proceeding in connection with any of the Obligations or the Property (including but not limited to proceedings under federal bankruptcy law, eminent domain, under probate proceedings or in connection with any state or federal tax lien), and an attorney is employed by Beneficiary to (a) appear in any such action, suit or proceeding, or (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Beneficiary’s interests, then in any such event Grantor shall pay reasonable attorney fees, costs and expenses incurred by Beneficiary and/or its attorney in connection with the above mentioned events or any appeals related to such events, including but not limited to costs incurred in searching records, the cost of title reports and the cost of surveyors’ reports. Such amounts shall be secured by this Deed of Trust and shall bear interest at the Default Rate, as defined in the Note Purchase Agreement, from the date Beneficiary’s written demand for reimbursement to Grantor therefor is forwarded to Grantor; and all such sums and the interest thereon shall be immediately due and payable and be added to and become a part of the Obligations secured hereby in such manner or order as Beneficiary may desire or determine and be secured hereby, having the benefit of the lien hereby created and of its priority.

7.15         Applicable Law.  The laws of the State of Washington shall govern the validity, interpretation, performance, and enforcement of this Deed of Trust.

7.16         Captions.  The captions to the sections and paragraphs of this Deed of Trust are included only for the convenience of the parties and shall not have the effect of defining,

diminishing, or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Deed of Trust.

7.17         “Person” Defined.  As used in this Deed of Trust, the word “person” shall mean any natural person, partnership, trust, corporation, or other legal entity of any nature.

7.18         Severability.  If any provision of this Deed of Trust shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Deed of Trust, and such other provisions shall be construed as if the invalid, illegal, or unenforceable provision had never been contained herein.

7.19         Commercial Trust Deed.  Grantor warrants that the loan secured hereby is for commercial purposes and is not now, nor will it be, for residential, household, personal, agricultural, or consumer purposes.

7.20         Regulation G.  No part of the proceeds from the loan secured by this Deed of Trust will be used for the purpose (whether immediate, incidental, or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve Systems, or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

7.21         Conflicts. Any conflict between the terms and provisions of this Deed of Trust and the Note Purchase Agreement shall be governed and controlled by the Note Purchase Agreement.

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7.22         Statutory Notice.

GRANTOR ACKNOWLEDGES THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Executed as of the date first above written.

GRANTOR:		BENEFICIARY:

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP, a Delaware limited partnership,		JOHN HANCOCK LIFE INSURANCE COMPANY, a corporation incorporated under the laws of the Commonwealth of Massachusetts,

Pope MPG, Inc., a Delaware corporation, its managing general partner,
By:	/s/ Thomas M. Ringo	By:	/s/ Charles W. Hill
Its:	Vice President and CFO	Its:	Director
Date:	March 29, 2001	Date:	March 29, 2001

STATE OF WASHINGTON		)
) ss.
County of	King	)

On this   28th day of March, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Thomas M. Ringo, to me known to be the Vice President and CFO, of Pope MGP, Inc., the corporation that executed the foregoing instrument as managing general partner of Pope Resources, A Delaware Limited Partnership and acknowledged the said instrument to be the free and voluntary act and deed of said corporation on behalf of said Pope Resources, A Delaware Limited Partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument.

Witness my hand and official seal hereto affixed the day and year first above written.

/s/ Terri Ray
Notary Public in and far the State of Washington
residing at	Seattle
My Commission expires:	10/29/01
Terri Ray

State of California

County of Sacramento

On March 28, 2001, before me, Sharon a. Sturm (notary name), Notary Public, personally appeared Charles W. Hill (signer), personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

WITNESS my hand and official seal
/s/ Sharon A. Sturm
, Notary Public
My Commission Expires	Nov. 28, 2004

ANNEX I.

SCHEDULE OF INFORMATION FOR NOTICES

JOHN HANCOCK LIFE INSURANCE COMPANY

John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
P.O. Box 111
Boston, MA 02117
Attention: Bond and Corporate Finance Group T-57

with a copy to:

John Hancock Life Insurance Company
Bond and Corporate Finance Group
2520 Venture Oaks Way, Suite 120
Sacramento, CA  95833
Attn:  C. Whitney Hill

and:

John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, MA 02117
Attention: Investment Law Division, T-30